EXHIBIT 99.1

JoS. A. Bank Clothiers Launches an Innovative Tuxedo Rental Website

HAMPSTEAD, Md., Sept. 12, 2012 (GLOBE NEWSWIRE) -- JoS. A. Bank Clothiers, Inc. (Nasdaq:JOSB) announces the launch of its new Tuxedo Rental website (www.josbankformal.com). The innovative website allows brides and grooms to manage the tuxedo rental process from start to finish from the comfort of home, or from any of the company's 572 stores. Brides can browse a collection of over 40 tuxedo styles, 340 tie styles and 165 vest styles.  Couples can register their event on the website to gain access to their event dashboard, where they can monitor the status of orders, and communicate with their wedding party through emails or text messaging. Event information will then flow seamlessly to stores, where associates can access existing events or create new ones, and confirm orders. Events can also be created for proms, quinceaneras and social events.

"We're excited about the launch of our new Tuxedo Rental website," stated Jerry DeBoer, Senior Vice President of Marketing at JoS. A. Bank. "We expect the site to simplify the tuxedo rental process for brides and grooms, who put so much time and effort into planning their wedding day. The new dashboard feature provides access to the most up-to-date information, so brides and grooms will no longer have to wonder if groomsmen have visited a store to be measured, or whether their tuxedos have arrived at a store," continued Mr. DeBoer.

JoS. A. Bank Clothiers, Inc., established in 1905, is one of the nation's leading designers, manufacturers and retailers of men's classically-styled tailored and casual clothing, sportswear, footwear and accessories. The Company sells its full product line through 572 stores in 44 states and the District of Columbia, a nationwide catalog and an e-commerce website that can be accessed at www.josbank.com. The Company is headquartered in Hampstead, Md., and its common stock is listed on the Nasdaq Global Select Market under the symbol "JOSB."

Our statements concerning future operations contained herein are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those forecasted due to a variety of factors outside of our control that can affect our operating results, liquidity, and financial condition. Such factors include risks associated with economic, weather, public health and other factors affecting consumer spending, including negative changes to consumer confidence and other recessionary pressures, higher energy and security costs, the successful implementation of our growth strategy, including our ability to finance our expansion plans, the mix and pricing of goods sold, the effectiveness and profitability of new concepts, the market price of key raw materials such as wool and cotton, seasonality, merchandise trends and changing consumer preferences, the effectiveness of our marketing programs, including compliance with relevant legal requirements, the availability of suitable lease sites for new stores, doing business on an international basis, the ability to source product from our global supplier base, legal and regulatory matters and other competitive factors. The identified risk factors and other factors and risks that may affect our business or future financial results are detailed in our filings with the Securities and Exchange Commission, including, but not limited to, those described under "Risk Factors" in our Annual Report on Form 10-K for the year ended January 28, 2012 and our subsequent Quarterly Reports on Form 10-Q filed through the date hereof. These cautionary statements qualify all of the forward-looking statements we make herein. We cannot assure you that the results or developments anticipated by us will be realized or, even if substantially realized, that those results or developments will result in the expected consequences for us or affect us, our business or our operations in the way we expect. We caution you not to place undue reliance on these forward-looking statements, which speak only as of their respective dates. We do not undertake an obligation to update or revise any forward-looking statements to reflect actual results or changes in our assumptions, estimates or projections. These risks should be carefully reviewed before making any investment decision.

Contact: JoS. A. Bank Clothiers, Inc., Hampstead, Md.
David E. Ullman
EVP/CFO
410-239-5715

or Investor Relations Information Request Website
(http://phx.corporate-ir.net/phoenix.zhtml?c=113815&p=irol-inforeq), or Investor Relations Voicemail, 410-239-5900

E-commerce Address for JoS. A. Bank Clothiers, Inc.:
www.josbank.com